Exhibit 1.1

Form of

Albertsons Companies, Inc.

Shares of Common Stock

Underwriting Agreement

[_______], 2020

BofA Securities, Inc.

Goldman Sachs & Co.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

As representatives (“you” or the “Representatives”) of the several Underwriters named in Schedule I hereto

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co.

200 West Street

New York, New York 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

The stockholders named in Schedule II hereto (collectively, the “Selling Stockholders”) propose, severally and not jointly, subject to the terms and conditions stated herein (this “Agreement”), to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [_______] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [_______] additional shares (the “Optional Shares”) of common stock, par value $0.01 per share (“Stock”), of Albertsons Companies, Inc., a Delaware corporation (the “Company”) (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

The Company is concurrently publicly offering shares of its Series A mandatory convertible preferred stock with an initial liquidation preference of $[_______] per share (the “Mandatory Convertible Preferred Stock”) pursuant to a separate underwriting agreement (the “Mandatory Convertible Preferred Stock Underwriting Agreement”).

The Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (an affiliate of BofA Securities, Inc., a participating Underwriter, hereafter referred to as “Merrill Lynch”) agree that up to 5% of the Shares to be purchased by it (the “Reserved Shares”) shall be reserved for sale by Merrill Lynch to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Stock by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of FINRA and all other applicable laws, rules, and regulations (the “Reserved Share Program”). The Company has solely determined without any direct or indirect participation by the Underwriters or Merrill Lynch, the Invitees who will purchase Reserved Shares (including the amount to be purchased by such persons) sold by Merrill Lynch. To the extent that such Reserved Shares are not orally confirmed for purchase by Invitees by 11:59 PM (New York City time) on the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form S-1 (File No. 333-[_______]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”).

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(iii) For the purposes of this Agreement, the “Applicable Time” is [___:___] [a/p].m., New York City time, on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule III(a) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(iv) The Registration Statement conforms, and the Prospectus (and any prospectus wrapper) and any further amendments or supplements to the Registration Statement and the Prospectus (and any prospectus wrapper) will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(v) The Company (1) has not alone engaged in any Testing-the-Waters Communications (as defined below) other than Testing-the-Waters Communications with the consent of the Representatives (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (2) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Written Testing-the-Waters Communications (as defined below) listed on Annex I hereto and that the Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex I hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complies in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, does not, and as of the Time of Delivery (as defined below), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) The Shares have been duly and validly authorized by the Company and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus.

(vii) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock, under the caption “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders of Our Common Stock,” and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(viii) At the time of filing the Initial Registration Statement, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act.

(ix) Except as otherwise disclosed in the Pricing Prospectus, subsequent to the respective dates as of which information is given in the Pricing Prospectus, (1) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations, prospects, assets, management or properties, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole and after giving effect to the transactions herein contemplated (any such change is called a “Material Adverse Change”); (2) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (3) there has been no dividend or distribution of any kind declared, paid or made by the Company and its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(x) Deloitte & Touche LLP (“Deloitte”), in its capacity as the independent auditor for the Company and its subsidiaries, has expressed its opinion with respect to the financial statements (which term, as used in this Agreement, includes the related notes thereto) for the Company and its subsidiaries included in the Pricing Prospectus, and is an independent auditor within the meaning of the Securities Act, the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) and the rules and regulations of the Commission, and any non-audit services provided by Deloitte to the Company and its subsidiaries have been approved by the Audit Committee of the Board of Directors of the Company (or of its subsidiaries).

(xi) The historical financial statements, together with the related schedules and notes, included in the Pricing Prospectus present fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The historical financial information set forth in the Pricing Prospectus under the captions “Prospectus Summary—Summary Consolidated Historical and Other Data” and “Selected Consolidated Financial and Other Data” fairly present the information set forth therein, other than non-GAAP financial measures, on a basis consistent with that of the audited financial statements contained in the Pricing Prospectus, except as may be specified in the Pricing Prospectus; all disclosures included in the Pricing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The statistical and market-related data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in the Pricing Prospectus are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(xii) Each of the Company and its subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under each of the Transaction Documents (as defined below) to which it is a party. Each of the Company and its subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in or contemplated by the Pricing Prospectus. The Company does not own or control, directly or indirectly, any corporation, association or other entity that would constitute a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X), other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement.

(xiii) At November 30, 2019, on a consolidated basis, after giving effect to the transactions and adjustments described in the Pricing Prospectus, the Company would have a capitalization as set forth in the Pricing Prospectus under the caption “Capitalization” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock or equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Pricing Prospectus.

(xiv) Neither the Company nor any of its subsidiaries is (1) in violation of its charter, bylaws, limited liability company agreement or other constitutive document or (2) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (2) above, for such Defaults as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions contemplated herein and by the Pricing Prospectus: (x) will have been duly authorized by all necessary corporate, partnership or limited liability company action and will not result in any violation of the provisions of the charter, bylaws, limited liability company agreement or other constitutive document of the Company or any of its subsidiaries, as applicable; (y) will not conflict with or constitute a breach of, or Default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change or as would not impair the ability of the Company or any of its subsidiaries to consummate the transactions contemplated hereunder; and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except for such violations as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change or as would not impair the ability of the Company or any of its subsidiaries to consummate the transactions contemplated hereunder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the issue and sale of the Shares or the consummation of the transactions contemplated herein and by the Pricing Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces of Canada.

(xv) Except as otherwise disclosed in the Pricing Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s or any of its subsidiaries’ knowledge, threatened (1) against or affecting the Company or any of its subsidiaries or (2) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries and any such action, suit or proceeding, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. Other than as set forth in the Pricing Prospectus, no material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s or any of its subsidiaries’ knowledge, is threatened or imminent, in each case, which would reasonably be expected to result in a Material Adverse Change.

(xvi) The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted except where the failure to own or possess such Intellectual Property Rights would not reasonably be expected to result in a Material Adverse Change or as disclosed in the Pricing Prospectus; and the expected expiration of any of such Intellectual Property Rights would not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Change.

(xvii) The Company and its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate their respective properties and to conduct their respective businesses, except where the failure to possess, make or obtain such certificates, authorizations or permits (by possession, declaration or filing) would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(xviii) Each of the Company and its subsidiaries has good record and valid title in fee simple to or valid leasehold interests in all real property necessary or used in the ordinary conduct of its business, except (1) as disclosed in the Pricing Prospectus and (2) for such defects in title or failure to have such title or other interest as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. Each of the Company and its subsidiaries has good and valid title to, valid leasehold interests in, or valid licenses or other rights to use all personal property and assets material to the ordinary conduct of its business, except as disclosed in the Pricing Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(xix) The Company and each of its subsidiaries have filed all necessary tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine, interest or penalty levied against any of them except as (1) are being contested in good faith and by appropriate proceedings diligently conducted and for which the Company and its subsidiaries maintain adequate reserves in accordance with GAAP or (2) would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(a)(xi) hereof in respect of all taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(xx) The Company is not, and after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(xxi) Except as set forth in the Pricing Prospectus, each of the Company and its subsidiaries is insured by recognized, and to the knowledge of the Company, financially sound, institutions with policies in such amounts and with such deductibles and covering such risks as are believed by the Company to be adequate and customary for their businesses, including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood and earthquakes. The Company has no reason to believe that they or any of their subsidiaries will not be able (1) to renew their respective existing insurance coverage as and when such policies expire or (2) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their businesses as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxii) Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(xxiii) There is and has been no failure on the part of Company and its subsidiaries and, to the knowledge of Company, any of its officers and directors, in their capacities as such, to comply in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(xxiv) The Company and its subsidiaries maintain a system of accounting controls that is sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxv) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to management, including the chief executive officer and chief financial officer, as appropriate, of the Company, by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the Board of Directors of the Company have been advised of (1) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s abilities to record, process, summarize, and report financial data and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and, since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly and adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xxvi) Neither the Company nor any of its subsidiaries or any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Shares to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(xxvii) Except as disclosed in the Pricing Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (1) each of the Company and its respective subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, applicable Environmental Laws (as defined below), which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, in each case, required for the ownership and operation of the business, properties and facilities of the Company or any of its subsidiaries under applicable Environmental Laws, and compliance with the terms and conditions thereof; (2) neither the Company nor any of its subsidiaries has received in the two years prior to the date of this Agreement any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (3) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any governmental entity alleging actual or potential liability on the part of the Company or any of its subsidiaries based on or pursuant to any Environmental Law, in each case, pending or, to the knowledge of the Company and its subsidiaries, threatened against the Company or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (4) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor are any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (5) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any asset, facility or property owned, operated or leased by the Company or any of its subsidiaries; and (6) to the knowledge of the Company and its subsidiaries, there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release (as defined below) or threatened Release of any Material of Environmental Concern (as defined below), that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any of its subsidiaries, including, without limitation, any such liability which the Company or any of its subsidiaries have retained or assumed either contractually or by operation of law.

For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the common law and all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health, including, without limitation, those relating to (1) the Release or threatened Release of Materials of Environmental Concern; and (2) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including, without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

(xxix) In the ordinary course of business, the Company conducts a periodic review of the effect of Environmental Laws on the businesses, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(xxx) The Company, its subsidiaries and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)), other than a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) that is or was, within the preceding six years of the date hereof, sponsored or maintained by the Company, its subsidiaries or their respective ERISA Affiliates (as defined below) (each, a “Plan”) are in compliance with the applicable provisions of ERISA, except as the failure to be in compliance would not reasonably be expected to result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No “reportable event” (as described in Section 4043(c) of ERISA) for which notice requirements have not been waived has occurred or is reasonably expected to occur with respect to any Plan sponsored or maintained by the Company, its respective subsidiaries or any of their respective ERISA Affiliates, except for such reportable events which would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. Except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, none of the Company, its subsidiaries or any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any Plan or (2) Sections 412, 4971, 4975 or 4980B of the Code or Section 4062(e) of ERISA with respect to any Plan. Except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xxxi) Except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, (1) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the Company’s knowledge, imminently threatened, against the Company or any of its respective subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the Company’s knowledge, no union organizing activities taking place and (2) to the Company’s knowledge, the Company and its subsidiaries are, and have been, in compliance with all applicable federal, state and local laws relating to discrimination in hiring, promotion or pay of employees and all applicable wage and hours laws.

(xxxii) No relationship, direct or indirect, exists between or among any of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 and which is not disclosed in the Pricing Prospectus. There are no material outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their family members.

(xxxiii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(xxxiv) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxv) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce or the U.S. Department of State (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions.

(xxxvi) Except (1) as described in Registration Statement, the Pricing Disclosure Package and the Prospectus or (2) as would not reasonably be expected to have a Material Adverse Change, (A) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are, to the knowledge of the Company, free of material bugs and security risks; (B) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential, or regulated data (“Personal Data”)) used in connection with their businesses; (C) to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized use or disclosure of or access to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person or governmental or regulatory authority, and there are no incidents under internal review or investigations by governmental or regulatory authorities or other third parties relating to the same; and (D) the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court, arbitrator or governmental or regulatory authority, their own internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

(i) In respect of any statements in or omissions from the Registration Statement, the Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be, made in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder, severally and not jointly, hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (a)(iii) and (a)(iv) of this Section 1. The “Selling Stockholder Information” consists solely of the name and address of such Selling Stockholder and the number of shares of Stock owned by such Selling Stockholder in the beneficial ownership table (excluding percentages) in the section entitled “Principal and Selling Stockholders” in the Prospectus and the Pricing Disclosure Package.

(ii) Such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the Pricing Disclosure Package or the Prospectus.

(iii) This Agreement has been duly authorized executed and delivered by or on behalf of such Selling Stockholder.

(iv) The sale of the Shares, the consummation of any other of the transactions herein contemplated, the fulfillment of the terms hereof, the execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the execution and delivery by those certain Selling Stockholders listed on Schedule IV hereto of, and the performance by such Selling Stockholders of their obligations under, the Custody Agreement entered into by such Selling Stockholders and American Stock Transfer & Trust Company, LLC, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholders (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Stockholders’ attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) (1) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any applicable statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (2) will not result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any property or assets of such Selling Stockholder, and (3) will not result in any violation of the provisions of the certificate of incorporation or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership (or similar applicable organizational document); except, with respect to subclauses (1)-(2) above, would not reasonably be expected to have a material adverse effect on the ability of such Selling Stockholder to perform its obligations under this Agreement.

(v) After giving effect to the distribution described in the Pricing Disclosure Package, on the date hereof and the applicable Time of Delivery, such Selling Stockholder is the record and beneficial owner of, and will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by it hereunder free and clear of all liens, charges or encumbrances.

(vi) Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (1) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (2) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (3) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be successfully asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(vii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(viii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein by such Selling Stockholder, except (1) such as have been obtained under the Securities Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus or (2) those which, if not obtained, would not reasonably be expected to have a material adverse effect on the ability of such Selling Stockholder to perform its obligations under this Agreement.

(ix) Such Selling Stockholder has not prepared or had prepared on its behalf or used any “free writing prospectus” (as defined in Rule 405) in connection with the offer or sale of the Shares.

(x) Except as described in the Financial Industry Regulatory Authority, Inc. (“FINRA”) questionnaire provided by those Selling Stockholders listed on Schedule V hereto, neither such Selling Stockholder listed on Schedule V hereto nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA by-laws) of FINRA.

(xi) Such Selling Stockholder will not, directly or indirectly, use the proceeds of this offering received by it, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of (1) Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise) or (2) the FCPA.

(xii) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by those certain Selling Stockholders listed on Schedule IV hereto and are valid and binding agreements of such Selling Stockholders, subject to the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2. Subject to the terms and conditions herein set forth, (a) each Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters the number of Firm Shares set forth opposite the its name in Schedule II, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price per share of $[_______], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Selling Stockholders hereby severally and not jointly grant to the Underwriters the right to purchase at their election up to [_______] Optional Shares, at the purchase price per share set forth in the paragraph above; provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. The maximum number of Optional Shares which each Selling Stockholder agrees to sell is set forth in Schedule II hereto. In the event that the Underwriters exercise less than their full option to purchase Optional Shares, the number of Optional Shares to be sold by each Selling Stockholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Optional Shares to be sold by each Selling Stockholder and the number of Optional Shares to be sold. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined below) or, unless you and the Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by the Selling Stockholders of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to each of the Selling Stockholders shall be delivered by or on behalf of each of the Selling Stockholders to the Representatives, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by each Selling Stockholder to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [_______], 2020 or such other time and date as the Representatives and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Selling Stockholders may agree upon in writing; provided that this time and date shall not be earlier than the second business day after the date on which the option shall have been exercised. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Additional Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(k) hereof (the “Transaction Documents”), will be delivered at the offices of Schulte Roth & Zabel LLP, and the Shares will be delivered by book-entry delivery. Electronic copies of the documents to be delivered pursuant to the preceding sentence will be exchanged for review on the New York Business Day next preceding such Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement thereto which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

(d) To make generally available to the Company’s security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date hereof and continuing to and including the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any securities of the Company that are substantially similar to the Shares, including, but not limited to, any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise without the prior written consent of the Representatives (other than (A) the Shares to be sold hereunder, (B) the Mandatory Convertible Preferred Stock to be sold pursuant to the Mandatory Convertible Preferred Stock Underwriting Agreement, (C) any shares of Stock of the Company issued upon the exercise (including any “early,” “net” or “cashless” exercises) of options or restricted stock units granted under Company stock plans disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (D) any filing by the Company of one or more registration statements on Form S-8 relating to a Company stock plan, inducement award or employee stock purchase plan or any assumed employee benefit plan, (E) any securities issued or equity awards granted under a Company stock plan disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (F) any shares of Stock issued upon the exercise, conversion or exchange of securities of the Company as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (G) up to 7.5% of the total number of outstanding shares of the Company’s securities on the date of this Agreement, issued by the Company in connection with mergers, acquisitions or commercial or strategic transactions (including, without limitation, entry into joint ventures, marketing or distribution agreements or collaboration agreements or acquisitions of technology, assets or intellectual property licenses); provided that the recipients execute a lock-up agreement for the Lock-Up Period in the form of Annex II hereto, (H) the entry into any agreement providing for the issuance of any shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities by the Company or its subsidiaries in connection with any mergers, acquisitions or commercial or strategic transactions (including, without limitation, entry into joint ventures, marketing or distribution agreements or collaboration agreements or acquisitions of technology, assets or intellectual property licenses) with (x) publicly held entities and (y) privately held entities; provided that (A) in the case of entities described in clause (y), such securities shall remain subject to the restrictions set forth in this subsection (e) for the Lock-Up Period and (B) in no event shall any such agreement provide for the issuance of any shares of Stock or securities of the type and in excess of the amount provided in clause (G) above prior to the expiration of the Lock-Up Period, and (I) no earlier than 120 days after the date of the Prospectus, file with the SEC on a confidential basis only, a shelf registration statement on Form S-3);

(f) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up agreement described in Section 5(e)(i) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, then the Company agrees to announce the impending release or waiver substantially in the form of Annex III hereto through a major news service at least two business days before the effective date of the release or waiver;

(g) During a period of three years from the effective date of the Registration Statement, to furnish to the Company’s stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to such stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that the Company may satisfy the requirements of this subsection (g) by electronically filing such reports, financial statements or information through the Commission’s Electronic Data Gathering Analysis and Retrieval system or any successor system (“EDGAR”);

(h) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to the Company’s stockholders generally, and to deliver to you (i) promptly after they are publicly available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Company’s stockholders generally or to the Commission); provided that the Company may satisfy the requirements of this subsection (h) by electronically filing such reports, financial statements or information through EDGAR;

(i) To use reasonable best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the “Exchange”);

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act; and

(l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6. Each Selling Stockholder agrees with each of the Underwriters that in order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each Selling Stockholder will deliver to you prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

7. (a) Each of the Company and each Selling Stockholder represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(b) hereto.

(b) Each of the Company and each Selling Stockholder has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and each of the Company and each Selling Stockholder represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that, if at any time following issuance of an Issuer Free Writing Prospectus through the completion of the public offer and sale of the Shares, any event that occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

8. (a) The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Schulte Roth & Zabel LLP and the Company’s accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers (but not any legal fees of counsel to the Underwriters in connection therewith, except as explicitly provided for herein); (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, a Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares (but not any legal fees of counsel to the Underwriters in connection therewith, except as explicitly provided for herein); (iii) all reasonable expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (such fees and disbursements of counsel not to exceed $15,000); (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (such fees and disbursements of counsel not to exceed $35,000); (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) all reasonable and customary expenses incurred by the Company in connection with any “road show” for the offering of the Shares, including the cost of any chartered airplane or other transportation; (ix) all costs and expenses of Merrill Lynch, including the fees and disbursements of counsel for Merrill Lynch, in connection with matters relating to the Reserved Share Program and all stamp duties, similar taxes or duties or other taxes, if any, incurred by Merrill Lynch in connection with the Reserved Shares which are designated by the Company for sale to Invitees; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

(b) For the avoidance of doubt, it is understood that the Selling Stockholders will pay all of their own underwriting discounts, commissions, stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of their Shares pursuant to this Agreement, as well as all other fees and disbursements of counsel for the Selling Stockholders not paid by the Company pursuant to the Stockholders’ Agreement or any other agreement between the Selling Stockholders and the Company.

9. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and each of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and each of the Selling Stockholders shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Cahill Gordon & Reindel LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions and negative assurance statement, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) (i) Schulte Roth & Zabel LLP, counsel for the Company, shall have furnished to you their written opinion and negative assurance statement, dated such Time of Delivery, in form and substance satisfactory to you; (ii) Schulte Roth & Zabel LLP, counsel for Cerberus, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you; (iii) [_______], counsel for Jubilee, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you; (iv) Fox, Swibel, Levin & Carroll, LLC, counsel for Klaff Realty, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you; (v) Kirkland & Ellis LLP, counsel for Lubert-Adler Partners, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you; (vi) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for Kimco Realty Corp., shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you and (vii) Willkie Farr & Gallagher LLP, counsel for Colony NorthStar, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you. For purposes of this Agreement:

“Cerberus” shall mean, collectively, Cerberus Iceberg LLC and Cerberus Albertsons Incentive LLC;

“Jubilee” shall mean Jubilee ABS Holding LLC;

“Klaff Realty” shall mean, collectively, KLA A Markets, LLC, K-Saturn, LLC, A-S Klaff Equity, LLC and Klaff-W LLC;

“Lubert-Adler Partners” shall mean, collectively, L-A V ABS LLC, Lubert-Adler Real Estate Fund V, LP, Lubert-Adler Real Estate Parallel Fund V, LP, Lubert-Adler Real Estate Fund VI, LP, Lubert-Adler Real Estate Fund VI-A, LP, Lubert-Adler Real Estate Fund VI-B, LP, L-A Saturn Acquisition, LP and L-A Asset Management Services, LLC;

“Kimco Realty Corp.” shall mean, collectively, KIM-SFW LLC, KRSX Merge LLC and KRS ABS LLC; and

“Colony NorthStar” shall mean Colfin Safe Holdings, LLC;

(d) (i) On the date of the Prospectus at a time prior to the execution of this Agreement, the Underwriters shall have received from Deloitte, the auditor for the Company and its subsidiaries, a “comfort letter” dated the date hereof and addressed to the Underwriters, in form and substance satisfactory to the Representatives, covering the financial information in the Pricing Disclosure Package and other customary matters and (ii) additionally, on each effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and additionally, at each Time of Delivery, the Underwriters shall have received from Deloitte a “bring-down comfort letter” addressed to the Underwriters, in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof pursuant to 8(d)(i) above, except that (1) it shall cover the equivalent financial information in the Prospectus and any amendment or supplement thereto and (2) procedures shall be brought down to a date no more than 3 days prior to the date of execution of such “bring-down comfort letter”;

(e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(f) On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the debt securities, convertible securities or preferred stock issued, or guaranteed by, the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

(i) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from the Sponsors (as such term is defined in the Pricing Prospectus) and the officers, directors and the stockholders of the Company set forth on Schedule VI (substantially in the form attached as Annex II hereto) in form and substance satisfactory to you;

(j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section 9 and as to such other matters as you may reasonably request;

(l) The Underwriters shall have received a certificate of the Company, in form and substance reasonably satisfactory to the Representatives, dated as of the date hereof, signed on behalf of the Company by the Chief Financial Officer of the Company in his capacity as a representative of the Company and not in an individual capacity, regarding certain financial information included in the Pricing Disclosure Package; and

(m) The offering of the Mandatory Convertible Preferred Stock described in the Pricing Disclosure Package shall have been consummated.

10. (a) The Company will indemnify and hold harmless each Underwriter, its affiliates, directors and officers, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any “road show” as defined in Rule 433(h) under the Securities Act, and any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b) The Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its affiliates, directors and officers, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any “road show” as defined in Rule 433(h) under the Securities Act, and any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, but, in each case, only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon statements or omissions made in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Underwriters’ obligations in this subsection (c) to indemnify are several in proportion to their respective underwriting obligations and not joint.

(d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (h) below, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The respective obligations of the Company and the Selling Stockholders under this Section 10 shall be in addition to any liability which the Company or the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, ABA or the Selling Stockholders and to each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Securities Act.

(f) The liability of each of the Selling Stockholders under the indemnity and contribution agreements contained in this Section 10 shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters, less the discount payable to the Underwriters in respect of such Shares. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. In addition, as solely between the Company and the Selling Stockholders, nothing herein shall supersede the indemnification and expense reimbursement provisions set forth in the Stockholders’ Agreement (as defined and described in the Pricing Disclosure Package and the Prospectus) between the Company and each of the Selling Stockholders.

(g) (i) In connection with the offer and sale of the Reserved Shares the Company will indemnify and hold harmless Merrill Lynch against any and all losses, claims, damages and liabilities to which Merrill Lynch may become subject, under the Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) (1) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Invitees in connection with the Reserved Share Program or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) caused by the failure of any invitee to pay for and accept delivery of Reserved Shares which have been orally confirmed for purchase by any Invitee by 11:59 P.M. (New York City time) on the date of the Agreement, or (3) are related to, arise out of or are in connection with the Reserved Share Program, and will reimburse Merrill Lynch for any documented legal or other expenses reasonably incurred by the Merrill Lynch in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that with respect to clauses (2) and (3) above, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability is (A) finally judicially determined to have resulted from the bad faith or gross negligence of Merrill Lynch or (B) based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Selling Stockholder Information or information furnished in writing to the Company by the Underwriters specifically for use in connection with the preparation of the Registration Statement, the Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be.

(ii) If the indemnification provided for in this Section 10(g) is unavailable to or insufficient to hold harmless Merrill Lynch under subsection (i) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by Merrill Lynch as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Merrill Lynch on the other from the offering of the Reserved Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by Merrill Lynch in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and Merrill Lynch on the other in connection with any statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), or in connection with any violation of the nature referred to in Section 9(a) hereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Merrill Lynch on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Reserved Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by Merrill Lynch for the Reserved Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Merrill Lynch on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 9(a) hereof. The Company and Merrill Lynch agree that it would not be just and equitable if contribution pursuant to this subsection (ii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (ii). The amount paid or payable by Merrill Lynch as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (ii) shall be deemed to include any legal or other expenses reasonably incurred by Merrill Lynch in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (ii), Merrill Lynch shall not be required to contribute any amount in excess of the amount by which the total price at which the Reserved Shares sold by it and distributed to the Invitees exceeds the amount of any damages which Merrill Lynch has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iii) The obligations of the Company under this Section 10(g) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act and each broker-dealer or other affiliate of Merrill Lynch.

(h) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (g) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from (i) any liability which it may have to any indemnified party under such subsection unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantive rights and defenses or (ii) any liability which it may have to any indemnified party otherwise than under such subsection.

(1) In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (ii) the indemnifying party has failed within a reasonable period of time to retain counsel to the indemnified party, or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be paid or reimbursed as they are incurred.

(2) The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent, the indemnifying party agrees to indemnify each indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 10, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless such failure to reimburse the indemnified party is based on a dispute with a good faith basis as to either the obligation of the indemnifying party arising under this Section 10 to indemnify the indemnified party or the amount of such obligation and the indemnifying party shall have notified the indemnified party of such good faith dispute prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to any Additional Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. The respective indemnities, agreements, representations, warranties and other statements of the Company, each Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Selling Stockholders or any officer or director or controlling person of the Company or the Selling Stockholders, and shall survive delivery of and payment for the Shares.

13. If this Agreement shall be terminated pursuant to Section 11 hereof, none of the Company or the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason (other than those set forth in Section 9(g)(i) or Sections 9(g)(iii)-(v) hereof), any Shares are not delivered by or on behalf of any of the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 8 and 10 hereof.

14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by any Representative on behalf of you as the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and, if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to you as the Representatives in care of BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: ECM Legal; Goldman Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (fax: (646)-291-1469), Attention: General Counsel; if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; and, if to the Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to (a) if to Cerberus, c/o Cerberus Capital Management, L.P., 875 Third Avenue, 11th Floor, New York, New York 10022 (fax: (212) 755-3009), Attention: Lenard Tessler and Alex Benjamin, Esq.; (b) if to Jubilee, c/o Jubilee Limited Partnership, 4300 E. Fifth Ave., Columbus, Ohio 43219, Attention: Ben Kraner and Tod H. Friedman, Esq.; (c) if to Klaff Realty, c/o Klaff Realty, L.P., 35 E. Wacker Drive, Suite 2900, Chicago, Illinois 60601 (fax: (312) 360-0606), Attention: Hersch M. Klaff; (d) if to Lubert-Adler Partners, c/o Lubert-Adler Partners, The FMC Tower, 2929 Walnut Street, Suite 1530, Philadelphia, PA 19104, Attention: Dean Adler and R. Eric Emrich; (e) if to Kimco Realty Corp., c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, New York 10042 (fax: (516) 869-7201), Attention: Raymond Edwards and Bruce Rubenstein and (f) if to Colony NorthStar, c/o Colony NorthStar, Inc., 712 Fifth Avenue, 35th Floor, New York, New York 10019 (fax: (646) 837-5324), Attention: David Schwarz; provided, however, that any notice to an Underwriter pursuant to Section 10(h) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, which address will be supplied to the Company and the Selling Stockholders by you upon request; provided, however, that notices under Section 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as the Representatives at (1) BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to ECM Legal, (2) Goldman Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Control Room, (3) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk, ECM Legal and (4) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (fax: (646)-291-1469), Attention: General Counsel. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the affiliates of each Underwriter, the Company, each Selling Stockholder and, to the extent provided in Sections 10 and 12 hereof, the respective officers and directors of the Company, the Selling Stockholders and each person who controls the Company, any of the Selling Stockholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. The Company and each Selling Stockholder acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the several Selling Stockholders, on the one hand, and the Representatives and the other Underwriters, on the other hand, (b) in connection therewith and with the process leading to such transaction each Representative and other Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any of the Selling Stockholders, (c) no Representatives or Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Selling Stockholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Representative or other Underwriter has advised or is currently advising the Company or any of the Selling Stockholders on other matters) or any other obligation to the Company or any of the Selling Stockholder except the obligations expressly set forth in this Agreement and (d) each of the Company and the Selling Stockholders has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholders agree that each will not claim that the Representatives and other Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any of the Selling Stockholders, in connection with such transaction or the process leading thereto.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.

19. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. Any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York. Each party hereto agrees to submit to the jurisdiction of, and to venue in, such courts.

20. The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[signature pages follow]

Very truly yours,

ALBERTSONS COMPANIES, INC.

By:
Name:
Title:

CERBERUS:

CERBERUS ICEBERG LLC

By:
Name:
Title:

CERBERUS ALBERTSONS INCENTIVE LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

JUBILEE:

JUBILEE ABS HOLDING LLC

By:
Name:
Title:

KLAFF REALTY:

KLA A MARKETS, LLC

By:
Name:
Title:

K-SATURN, LLC

By:
Name:
Title:

A-S KLAFF EQUITY, LLC

By:
Name:
Title:

KLAFF-W LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

LUBERT-ADLER PARTNERS:

L-A V ABS LLC

By:
Name:
Title:

LUBERT-ADLER REAL ESTATE FUND V, LP (for itself and as successor to LUBERT-ADLER REAL ESTATE PARRALLEL FUND V, LP by merger

By:
Name:
Title:

LUBERT-ADLER REAL ESTATE FUND VI, LP

By:
Name:
Title:

LUBERT-ADLER REAL ESTATE FUND VI-A, LP

By:
Name:
Title:

LUBERT-ADLER REAL ESTATE FUND VI-B, LP

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

L-A SATURN ACQUISITION, LP

By:
Name:
Title:

L-A ASSET MANAGEMENT SERVICES, LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

KIMCO REALTY CORP.:

KIM-SFW LLC

By:
Name:
Title:

KRSX MERGE LLC

By:
Name:
Title:

KRS ABS LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

COLONY NORTHSTAR:

COLFIN SAFE HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

[POWER OF ATTORNEY]

By:
Name:
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

BOFA SECURITIES, INC.

By:
Name:
Title:

GOLDMAN SACHS & CO.

By:
Name:
Title:

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS, INC.

By:
Name:
Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
BofA Securities, Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
Deutsche Bank Securities, Inc.
BMO Capital Markets Corp.
Evercore Group L.L.C.
Guggenheim Securities, LLC
Oppenheimer & Co. Inc.
RBC Capital Markets, LLC
Telsey Advisory Group LLC
MUFG Securities Americas Inc.
Academy Securities, Inc.
Blaylock Van, LLC
Total

SCHEDULE II

Selling Stockholder	Number of Firm Shares:		Maximum Number of Optional Shares to be Sold:
[ ]	[ ]		[ ]
Total	[	]	[	]

SCHEDULE III

(a) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

[                ]

(b) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

[                ]

SCHEDULE IV

Selling Stockholders Subject to Custody Agreement and Power of Attorney

[                ]

SCHEDULE V

FINRA Questionnaires

[                ]

SCHEDULE VI

Sponsors, Directors, Officers and Stockholders Subject to Lock-up

[                ]

ANNEX I

Written Testing-the-Waters Communications

1.	[ ]

2.	[ ]

I-1

ANNEX II

Form of Lock-Up Agreement

BofA Securities, Inc.

Goldman Sachs & Co.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co.

200 West Street

New York, New York 10282 2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:     Albertsons Companies, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Albertsons Companies, Inc., a Delaware corporation (the “Company”), and the Selling Stockholders named in Schedule II to such agreement (collectively, the “Selling Stockholders”), providing for a public offering (the “Public Offering”) of the common stock, par value $0.01 per share (the “Common Stock”) of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “Commission”). Capitalized terms used herein without definition are as defined in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not, and will not cause any direct or indirect affiliate to, offer, sell, contract to sell, lend, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Commission (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares. In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the Lock-Up Period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock of the Company or any security convertible into or exercisable or exchangeable for Common Stock of the Company. If the undersigned is an officer or director of the issuer, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the date of the final prospectus used to sell the Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts; provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; and provided further that any such transfer shall not involve a disposition for value, (iii) as part of a distribution to direct or indirect members or partners of the undersigned; provided that (a) the distributee agrees to be bound in writing by the restrictions set forth herein, (b) such transfers are not required to be reported in any public report or filing with the Commission, (c) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers and (d) such distribution does not involve a disposition for value, (iv) to any corporation, partnership or other business entity with which the undersigned shares in common an investment manager or advisor which has investment discretionary authority with respect to the undersigned’s and the entity’s investments pursuant to an investment advisory or similar agreement; provided that (a) such person agrees to be bound in writing by the restrictions set forth herein, (b) such transfers are not required to be reported in any public report or filing with the SEC, (c) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers and (d) such distribution does not involve a disposition for value, (v) to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements between such third parties (or their affiliates or designees) and the undersigned and/or its affiliates or any similar arrangement relating to a financing arrangement for the benefit of the undersigned and/or its affiliates; provided that any such pledgee or other party shall agree to, upon foreclosure on the pledged Shares, execute and deliver to the Representatives an agreement in the form of this Lock-Up Agreement and further that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16 of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer, (vi) to the Company in connection with the repurchase of shares of Common Stock by the Company with the proceeds from the public offering of the Company’s Mandatory Convertible Preferred Stock and any other offering (including in connection with an exercise of the “green shoe” option) and as described in the Prospectus, (vii) pursuant to the Underwriting Agreement, or (viii) with the prior written consent of the Representatives on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that (A) the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement, (B) no public filing, report or announcement shall be voluntarily made and if any filing under Section 16 of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer and (C) there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement; and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clauses (i)-(viii) above, for the duration of this Lock-Up Agreement will have, good title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever (other than as described in the Pricing Disclosure Package). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions. Furthermore, notwithstanding the restrictions imposed by this Lock-Up Agreement, the undersigned may, without the prior written consent of the Representatives, (a) exercise an option to purchase shares of Common Stock granted under any stock incentive plan or stock purchase plan of the Company in effect as of the time of execution of the Underwriting Agreement or as described in the Pricing Disclosure Package or exercise warrants outstanding as of the time of execution of the Underwriting Agreement to purchase shares of the Company’s Common Stock; provided that the underlying shares issuable upon exercise thereof shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement and provided further that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16 of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer, (b) establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (x) such plan does not provide for any transfers of Common Stock during the Lock-Up Period and (y) if the establishment or existence of such 10b5-1 plan requires a filing with the Commission under Section 16 of Exchange Act, such filings shall indicate that no sales will be made pursuant to such 10b5-1 plan during the Lock-Up Period, (c) transfer shares of Common Stock to the Company in connection with the termination of the undersigned’s employment with the Company and (d) transfer or dispose of shares of Common Stock purchased in the offering from the Underwriters or on the open market following the offering; provided that, in the case of this clause (d), no public announcement or public filing with the Commission (including under Section 16 of the Exchange Act) of the transfer or disposition of such shares shall be required to be made during the Lock-Up Period and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers or disposition.

In the event that any holder of Shares other than the undersigned is permitted by the Representatives to sell or otherwise transfer or dispose of any Shares for value (whether in one or multiple releases), then the same percentage of Shares held by the undersigned (the “Pro Rata Release”) shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein; provided that such Pro Rata Release shall not apply in the event of any underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of the Company’s Common Stock during the Lock-Up Period; provided, however, that the undersigned, to the extent the undersigned has a contractual right to demand or require the registration of the Undersigned’s Shares or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of its Common Stock, is offered the opportunity to participate on a basis consistent with such contractual rights in such underwritten sale.

This Lock-Up Agreement shall automatically terminate, and the undersigned will be released from all of his, her or its obligations hereunder, upon the earliest to occur, if any, of (a) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (b) the date that the Company withdraws the registration statement related to the Public Offering before the execution of the Underwriting Agreement, (c) if the Underwriting Agreement is executed but terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder, the date that the Underwriting Agreement is terminated or (d) [______], 2020, if the Public Offering of the Shares has not been completed by such date; provided that the Company may by written notice to the undersigned prior to such date extend such date for a period of up to an additional three months.

The undersigned understands that the Company, the Selling Stockholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Name

Authorized Signature

Title

ANNEX III

Form of Press Release

Albertsons Companies, Inc.

[Date]

Albertsons Companies, Inc. announced today that BofA Securities, Inc., Goldman Sachs & Co., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., the lead book-running managers in the Company’s recent public sale of [______] shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to [______] shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [______], 20[______], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

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